UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AVID BIOSERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O AVID BIOSERVICES, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 Your Vote Counts! AVID BIOSERVICES, INC. 2021 Annual Meeting Vote by October 20, 2021 11:59 PM ET You invested in AVID BIOSERVICES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on October 21, 2021. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 7, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* October 21, 2021 10:00 AM, PDT 14191 Myford Road Tustin, California 92780 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D59755 - P59850

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E - delivery”. Voting Items Board Recommends D59756 - P59850 4) Richard B. Hancock 5) Catherine J. Mackey, Ph.D. 6) Gregory P. Sargen 07) Jeanne A. Thoma 1. Election of Directors Nominees: 1) Esther M. Alegria, Ph.D. 2) Joseph Carleone, Ph.D. 3) Nicholas S. Green 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2022. 3. To approve, on an advisory basis, a non - binding resolution approving the compensation of the Company’s named executive officers. 4. To approve an amendment to the Company’s 2018 Omnibus Incentive Plan to increase the shares reserved thereunder. NOTE: To conduct any other business properly brought before the 2021 Annual Meeting and any adjournment or postponement thereof. For For For For